UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2008

                              LAPORTE BANCORP, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                  001-33733                 26-1231235
  --------------------------     ---------------------       ---------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

710 Indiana Avenue, LaPorte, Indiana                            46350
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (219) 362-7511
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.06     Material Impairments.

     LaPorte Bancorp, Inc. (the "Company") announced today that, in view of the recent bankruptcy filing of Lehman Brothers Holdings Inc. ("Lehman"), the Company intends to record an other-than-temporary impairment ("OTTI") noncash charge with respect to the Lehman debt securities it owns. The carrying value of the Company's Lehman debt securities as of June 30, 2008 was approximately $480,000. The OTTI charge related to such securities will be made effective September 30, 2008 and is expected to approximate $450,000 or $0.10 per share ($297,000 or $0.06 per share on an after-tax basis) based on the market value of such securities as of September 16, 2008. The amount of this OTTI charge is subject to material change in the future as a result of significant uncertainties related to the disposition of Lehman's assets in bankruptcy as well as general economic conditions and the resulting impact on the market value of the Company's Lehman debt securities.

     Based on management's current projections, even if our Lehman debt securities are ultimately deemed to have no value, the capital of our subsidiary, LaPorte Savings Bank, would continue to substantially exceed the ratios that must be maintained for such institution to be considered "well capitalized" under the capital guidelines administered by the federal banking agencies.

     This report contains certain forwarding-looking statements about the Company's securities activities. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They also include words such as "believe," "expect," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may". Certain factors could cause actual results to differ materially from expected results including changes in the general economic conditions (such as interest rates, employment levels and real estate values), legislative and regulatory changes, developments with respect to the Lehman bankruptcy, changes in the Company's business operations and the results thereof and changes in the securities markets. LaPorte Bancorp, Inc. does not intend to update this Report and expressly disclaims any obligation to do so.


Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell company transactions: None

(d) Exhibits: None


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LAPORTE BANCORP, INC.


DATE:  September 16, 2008              By: /s/ Lee A. Brady
                                           ----------------
                                           Lee A. Brady
                                           President and Chief Executive Officer